UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                       Date of Report: September 18, 2006


                                   MIDAS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             01-13409                                      36-4180556
---------------------------------              ---------------------------------
    (Commission File Number)                   (IRS Employer Identification No.)


1300 Arlington Heights Road,   Itasca, Illinois                60143
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   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000


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Item 8.01       Other events

     Press release: Midas signs amendment to credit agreement with increased accordion, fewer restrictions (See Exhibit 99.1)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2006                             MIDAS, INC.

                                                     By: /s/ William M. Guzik
                                                         -----------------------
                                                         William M. Guzik
                                                         Chief Financial Officer

INDEX TO EXHIBITS:


Exhibit
Number                   Description
-------                  -----------

99.1 Press release: Midas signs amendment to credit agreement with increased accordion, fewer restrictions